1933 Act Registration No. 333-53683
1940 Act Registration No. 811-8791
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SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20546

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
Pre-Effective Amendment No.                                   [ ]
Post-Effective Amendment No.                                  [1]
                  and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                            [X]
Amendment No.                                                 [5]

                        STOCKCAR STOCKS MUTUAL FUND, INC.
               (Exact name of registrant as specified in Charter)

                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28117
              (Address of Principle Executive Offices and Zip Code)

                                  704-662-7096
               (Registrant's Telephone Number including Area Code)

                                Terence P. Smith
                              The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                     (Name and Address of Agent for Service)

                     Please send copy of communications to:

                             DAVID D. JONES, ESQUIRE
                            518 Kimberton Road, # 134
                        Phoenixville, Pennsylvania 19460
                                  610-718-5381
                                  ------------

Approximate Date of Proposed Public Offering:
---------------------------------------------
As soon as practicable  following effective date.

It is proposed that this filing will become effective (check appropriate box):
------------------------------------------------------------------------------
/ / immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(3)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement.

TOTAL NUMBER OF PAGES _____
EXHIBIT INDEX BEGINS
ON PAGE               _____

                           STOCKCAR STOCKS INDEX FUND

                              CROSS-REFERENCE SHEET
                            (As required by Rule 495)

ITEM NO. ON FORM N-1A                        CAPTION OR SUBHEADING IN PROSPECTUS
---------------------                        -----------------------------------
                                             OR STATEMENT OF ADDITIONAL INFORMATION
                                             --------------------------------------

PART A - INFORMATION REQUIRED IN PROSPECTUS
1.  Front and Back Cover Pages.              Cover Page; Back Cover Page

2.  Risk/Return Summary: Investments,        Risk/Return Summary Risks, and
    Performance.

3.  Risk/Return Summary/ Fee Table.          Risk/Return Summary; Fees and Expenses

4.  Investment Objectives, Principal         Risk/Return Summary; The StockCar Stocks
    Investment Strategies, and Related       Index: Investment Objectives and Policies
    Risks

5.  Management's Discussion of               Included in Semi-Annual Report of Fund,
    Fund Performance                         Dated March 31, 1999.

6.  Management, Organization and             Investment Adviser
    Capital Structure

7.  Shareholder Information                  Investing in the Funds; How to Sell (Redeem)
                                             Your Shares; Tax Considerations; General
                                             Information; Brokerage Allocation;
                                             Dividends and Distributions;

8.  Distribution Arrangements                Distribution Fee; Brokerage Allocation

9.  Financial Highlights Information         Financial Highlights

PART B. STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------

10. Cover Page and Table of Contents         Cover Page;  Table of Contents

11. Fund History                             Management of the Fund

12. Description of the Fund and its          Management Of The Fund; Investment
    Investments and Risks                    Policies and Restrictions

13. Management of the Fund.                  Management of the Fund; Investment Adviser;
                                             Directors and Officers;

14. Control Persons and Principal            Directors and Officers; Investment Adviser
    Holders of Securities.

15. Investment Advisory and other            Investment Adviser; Custodian; Transfer Agent;
    Services.                                Administration; Independent Accountants

16. Brokerage Allocation and Other           Distributor; Portfolio Transactions;
    Practices            .                   Distribution Plans

17. Capital Stock and Other Tax              Management of the Fund
    Information; Securities.

18. Purchase, Redemption and Pricing         Purchasing and Redeeming Shares
    of Securities Being Offered

19. Taxation of the Fund.                    Tax Information

20. Underwriters                             Distributor; Transfer Agent; Distribution Plans
    and Transfer Agents

21. Calculations of Performance Data         Performance


22. Financial Statements                     Included in Semi-Annual report of Fund Dated
                                             March 31, 1999.

PART C
Information required to be included in PART C is set forth under the appropriate Item, so numbered, in PART C of the Registration Statement.
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                                     Part A

                           STOCKCAR STOCKS INDEX FUND
                                  (the "Fund")

                 A Series of StockCar Stocks Mutual Fund, Inc.
                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28117
                                  800-494-2755

                                   PROSPECTUS
                                       FOR
                              NO-LOAD DIRECT SHARES

                                  JUNE 11, 1999


The Fund's primary investment objectives are growth of capital and current income. The Fund attempts to achieve its investment objectives by investing primarily in the stocks of the companies comprising the StockCar Stocks Index(TM) (the "Index"), with the goal of replicating the performance of the Index. The Index is calculated and published by the American Stock Exchange under the ticker symbol "RCE". Please note that this is not the Fund's ticker symbol. The Fund's ticker symbol is "_______"

This Prospectus offers No-Load Direct Class shares of the Fund. No-Load Direct Class Shares of the Fund are sold without any sales charges or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
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                                TABLE OF CONTENTS

Risk/Return Summary
Fees And Expenses.
Investment Objectives and Policies.
The StockCar Stocks Index(TM).
Investment Adviser.
Investing In The Fund
How To Sell (Redeem) Shares
Dividends and Distributions
Brokerage Allocation
Tax Considerations
General Information
Distribution Fee
Financial Highlights

                               RISK/RETURN SUMARY

Investment Objectives and Goals
-------------------------------
The Fund's investment objectives are to achieve growth of capital and current income.

Principal Investment Strategies
-------------------------------
The Fund attempts to achieve its investment objectives by investing primarily in the stocks of the companies comprising the StockCar Stocks Index(TM) (the "Index"), with the goal of replicating the performance of the Index.

The Index is a price sensitive index of companies involved in the sponsorship of or deriving income from NASCAR(R) sanctioned racing events at the Winston Cup racing level. The Index is calculated and published by the American Stock Exchange under the ticker symbol "RCE".

The Fund normally  invests at least 95% of its net assets in the common stock of
companies   listed  on  the  StockCar   Stocks   Index(TM)  (the  "Index"),   in
approximately the same percentages as each company represents in the Index.

Investment Rationale
--------------------
The Index presently is composed of 56 corporations representing a broad sector of the nation's economy. Thirty-seven companies in the Index are also listed on the S&P Composite Index of 500 Stocks(R) (the "S&P 500"). Other companies in the Index are newer companies that are experiencing, or have the potential to experience, rapid capital growth. StockCar Stocks Advisors, LLC, the Fund's Adviser, believes that because of the diversity and variety of the Index's composition, investing the Fund's net assets in Index companies to replicate the performance of the Index is an effective way to achieve the Fund's investment objectives of capital growth and current income.

Principal Risks of Investing in the Fund
----------------------------------------
Stock Market Risk. The principal risk of investing in the Fund is the risk of losses due to declines in the prices of the common stocks held by the Fund. The Fund invests primarily in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in cyclical price patterns, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time.

Diversification Risk. The Fund invests almost exclusively in the companies listed on the Index. Presently, the Index is composed of only 56 companies, and because the Fund invests in a relatively limited number of companies, the Fund may be exposed to greater risks than a fund that invests in a more diverse universe of securities.

Index Risk. There is risk involved in the Fund's investment policy of tracking the Index, due to the potential company turnover which may occur in the Index, the possible addition of companies to the Index which may not have a long operating history, and the risks inherent in the stock car auto racing industry. Further, the composition of the Index may change over time. Changes in the composition of the Index will cause the Fund to adjust its portfolio accordingly. As a result, the Fund may experience losses if it is required to sell securities to conform to the Index composition.

Small-Cap Company Risk. Some of the companies included in the Index are considered to be smaller companies. Companies with small market capitalizations can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves and lack of management depth.

Year 2000 Risks: As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers don't properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000" or "Y2K" problem. The Adviser is taking steps to address the Y2K problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

General Risks. You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. The Fund has a limited operating history, and this may pose additional risks. When you sell your Fund shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

The bar chart and table below help show the returns and risks of investing in the Fund. They show the Fund's performance over the lifetime of the Fund, and compare the Fund's performance to the performance of the Index for the life of the Fund. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future. Because the Fund has not completed its first full year of operations, annual Fund performance information is not yet available. Annual performance information will be included in the Fund's Annual Report.

PERFORMANCE BAR CHART
FUND VS. INDEX
TOTAL RETURNS
FROM OCTOBER 1, 1998 THROUGH 03/31/99*
--------------------------------------

24.00%
-------           20.98%
-------           ------
-------           -------
-------           ------__
------------------------
FUND1,2  INDEX1


*  The Fund commenced investment operations on October 1, 1998.
1.   Not Annualized.
2. From October 1, 1998 to October 15, 1998, the Fund was in the process of investing in Index securities. During that time, the Index was experiencing a temporary decline. Because the Fund was not fully invested in the Index during the decline, the Fund outperformed the Index. Under normal circumstances, the Fund will not outperform the Index.

                               FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees:
-----------------
(fees paid directly from your investment)                     None1

Annual Fund Operating Expenses:
-------------------------------
(expenses that are deducted from Fund assets)

Management Fees2                                              1.16%
Distribution (12b-1) Fees3                                    0.25%
Other Expenses4                                               0.09%
                                                              -----
Total Annual Fund Operating Expenses                          1.50%


Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  One Year          Three Years
                  --------          -----------
                  $ 153               $ 474

A redemption fee of 0.50% of net assets redeemed prior to six months is not included in these calculations. If that fee were included, your costs would be higher.

1. The Fund will charge you a redemption fee of 0.5% of the value of your redemption if you redeem your shares less than 6 months after purchasing them.
2. Management fees include a fee of 0.50% for investment advisory services and 0.66% for administrative and other services. Both fees are paid to the Fund's Adviser. The Adviser has voluntarily agreed to waive receipt of its fees and/or assume certain expenses of the Fund, if it becomes necessary, to help ensure that the Fund's expenses do not exceed 1.50% annually. The Adviser may amend or terminate this agreement at any time, but will notify you in writing at least 30 days in advance of any change.
3. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
4. Because the Fund has not yet completed its first full year of operations, these expenses are estimates.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund is a diversified mutual fund whose primary investment objectives are growth of capital and current income. The Fund seeks to achieve these objectives by investing primarily in the common stock of companies listed on the Stockcar Stocks Index(TM) (the "Index"), in approximately the same percentages as each company represents in the Index, with the goal of replicating the performance of the Index.

Under normal circumstances, the Fund invests at least 95% of its net assets in the securities of the companies comprising the Index., in approximately the same percentages as those companies represent in the Index. The Adviser will attempt to maintain a correlation coefficient of at least .95% in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance.

The Adviser will be responsible for tracking such performance, under the supervision of the Board of Directors of the Company, and the Board will take such actions as it deems appropriate in the event such correlation is not maintained.

The Adviser has determined that in order to fully replicate the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities as the Adviser deems likely to most closely track Index performance. You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period.

A complete listing of the Fund's permissible investments, and particular risks and investment restrictions pertaining to such investments, is as follows;

Common  Stocks.  The Fund  may  invest  in the  common  stock  of the  companies comprising the Index. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stock of companies comprising the Index. This is a fundamental policy of the Fund, and may not be changed without a vote of the majority of the outstanding shares of the Fund.

Foreign Securities. If a foreign company is included in the Index, the Fund will invest in the common stock of that company in the form of American Depository Receipts (ADRs). ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. There is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations. Further, there is the risk of loss due to fluctuations in the value of a foreign corporation's currency relative to the U.S. dollar. Further, if a foreign issuer is a member of the Index, the Fund will be obligated to invest in such security, even though the country of the issuer's domicile might not be considered by the Adviser to be friendly or stable.

For temporary liquidity purposes only, the Fund may invest up to 25% of its assets, in the aggregate, in the following securities. The Fund will not invest in such securities for temporary or defensive purposes. You should be aware that any investment in securities not included in the Index will cause the performance of the Fund to vary from that of the Index.

Other Registered Investment Companies. The Fund may invest in securities issued by other registered investment companies ("mutual funds") to maintain liquidity. Such mutual funds may include money market funds. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's Advisery fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in other mutual funds to the extent that such investments do not exceed 10% of the Fund's net assets and/or 3% of any one investment company's outstanding securities.

Debt Securities. The Fund may invest in U.S. Government debt securities including Treasury Bills and short term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

Cash Reserves. The Fund may, to meet liquidity needs, hold up to 25% of its net assets in cash. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds such a high percentage of cash reserves.

                          THE STOCKCAR STOCKS INDEX(TM)

The StockCar Stocks Index(TM) is an equally weighted, price sensitive Index. This means that all the companies in the Index begin each calendar year with an equal weighting in the Index, and the Index value then moves up and down based on the price movements of the companies in the Index. The companies listed on the Index are publicly traded companies that sponsor or that derive revenues from NASCAR(R) sanctioned racing events at the Winston Cup Level.

The Index is calculated and published by the American Stock Exchange ("AMEX") under the ticker symbol, "RCE". The AMEX began publishing the Index in September, 1998.

The Index was created by and is owned by the Adviser. The Adviser is responsible for selecting the companies that will be included in or deleted from the Index, based on the criteria described below, and will report such changes to the American Stock Exchange.

The Index presently is composed of 56 companies, 37 of which are also listed on the S&P 500. The companies presently listed on the Index represent ten out of the thirteen generally recognized industry sectors. Approximately 73.2% of the Index companies are Large-Cap companies (more than $5 billion in market cap), 14.3% are Mid-Cap companies ($1 to $5 billion in market cap), and 12.5% are Small-Cap companies (less than $1 billion in market cap).

As of March 31, 1999, the following companies were listed on the Index and included in the Fund's portfolio:

                                                                  PERCENTAGE OF
COMPANY NAME                            TICKER SYMBOL             FUND PORTFOLIO
--------------------------------------------------------------------------------
Action Performance Cos.                     ACTN                       1.42
Adolph Coors Co.                            RKY                        1.61
Anheuser Busch Cos.                         BUD                        1.86
Ashland Inc. (Valvoline)                    ASH                        1.39
BellSouth Corp.                             BLS                        1.44
Block Drug Co. (Goody's)                    BLOCA                      1.67
Caterpillar Inc.                            CAT                        1.68
CBRL Group Inc. (Cracker Barrel)            CBRL                       1.38
CBS Corp.                                   CBS                        2.24
The Clorox Co. (STP)                        CLX                        1.73
Coca Cola Co.                               KO                         1.54
Comcast Corp. (Primestar)                   CMCSK                      0.34
Cox Communications (Primestar)              COX                        0.31
Deere & Co.                                 DE                         1.94
Dover Downs Entertainment                   DVD                        2.23
DuPont de Nemours & Co.                     DD                         1.91
Eastman Kodak Co.                           EK                         1.60
Exide Corp.                                 EX                         1.20
Federal Mogul Corp.                         FMO                        1.35
Ford Motor Co.    `                         F                          1.60
Frontier Corp.                              FRO                        2.76
General Electric Co. (NBC)                  GE                         1.91
General Mills, Inc. (Cheerios)              GIS                        1.66
General Motors Corp.                        GM                         2.18
Genuine Parts Co. (NAPA)                    GPC                        1.44

                                                                  PERCENTAGE OF
COMPANY NAME                            TICKER SYMBOL             FUND PORTFOLIO
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.                  GT                         1.56
Home Depot Inc.                             HD                         1.85
International Speedway Corp.                ISCA                       2.15
Kellogg Co.                                 K                          1.59
Kmart Corp.                                 KM                         1.95
Lowe's Companies                            LOW                        2.12
Mattel Inc.                                 MAT                        1.95
MBNA Corp.                                  KRB                        1.61
McDonald's Corp.                            MCD                        2.13
MediaOne Group, Inc. (Primestar)            UMG                        0.54
Mobil Corp.                                 MOB                        1.68
Paychex Inc.                                PAYX                       1.63
PECO Energy Co.                             PE                         1.81
Pennzoil - Quaker State Co.                 PZL                        1.49
Penske Motorsports Inc.                     SPWY                       2.37
PepsiCo Inc.                                PEP                        1.60
Philip Morris Co. (Miller Lite)             MO                         1.03
Philips Electronics                         PHG                        2.14
Procter & Gamble (Tide)                     PG                         1.90
Quaker Oats Co. (Gatorade)                  OAT                        1.76
Racing Champions                            RACN                       1.48
RJR Nabisco Holdings (Winston)              RN                         1.41
Sara Lee Corp. (Bryan Foods)                SLE                        1.59
Sears Roebuck & Co.                         S                          1.77
SPDR                                        SPY                        2.42
Speedway Motorsports Inc.                   TRK                        2.58
TCI Satellite Entmnt. (Primestar)           TSATA                      0.11
Texaco Inc.                                 TX                         1.78
Clorox Co. (STP)                            CLX                        1.73
Time Warner Inc. (Cartoon Network)          TWX                        1.78
Tosco Corp. (Unocal 76)                     TOS                        1.71
UST Inc. (Skoal)                            UST                        1.31
Walt Disney Co. (ABC & ESPN)                DIS                        1.72
Cash/Other                                  -----                      5.09
                                                                       ----
TOTAL                                                                  100%

The Adviser also maintains a web site (www.stockcarstocks.com) which contains a complete listing of all the companies currently included in the Index and information concerning the construction and maintenance of the Index.

INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must either be involved in the sponsorship of, or derive revenues from, NASCAR(R) (the National Association for Stock Car Auto Racing) sanctioned racing events at the Winston Cup(R) level only. NASCAR(R) is a private national association which oversees and regulates stock car racing in the United States, and sets standards and rules for such racing. The Winston Cup(R) Series is one of several NASCAR(R) racing series, and is considered to be the top level of stock car racing, due to the size of the prize moneys offered, the expense and time required of the racing teams and their sponsors, and the prestige and recognition of the racing series worldwide. There are other NASCAR(R) sanctioned racing levels, but the Adviser has determined not to include such levels in the Index because of the more frequent turnover in company involvement at such levels. Company involvement at the Winston Cup(R) level requires a substantial investment of time and money, and as a result, the companies that are involved in the sport at the Winston Cup(R) level tend to stay involved for much longer time periods.

The Adviser has determined that a company is a sponsor of NASCAR(R), and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1) Primary Car Sponsors are those companies that are the lead sponsor for each of the approximately 45 cars that participate in the Winston Cup(R) Series. Primary Car Sponsors generally can be distinguished from other car sponsors because the Company logo will appear on the hood of the car it sponsors. A list of all Primary Race Sponsors is published annually by NASCAR(R), usually in December, for the following year's racing.

(2) Lead Race Sponsors are those companies identified each year by NASCAR(R) as the lead company sponsoring one or more of the 34 annual Winston Cup(R) series races. A list of all Lead Race Sponsors is published annually by NASCAR(R), usually in December, for the following year's racing.
(3) Major Product Sponsors are those companies that provide critical and necessary products to the approximately 45 cars and teams that participate in the Winston Cup(R) Series. The Adviser has determined that such critical and necessary products are limited to tires, gasoline and beverages for the teams.

A company will also qualify for inclusion in the Index if it derives revenues from NASCAR(R) sanctioned racing events at the Winston Cup(R) Level. The Adviser has determined that a company derives revenue from NASCAR(R), and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1) It is a company that has an ownership interest in one or more of the race tracks that host the 34 annual Winston Cup(R) races.
(2) It is a company that produces souvenirs or memorabilia for the Winston Cup(R)Series under a licensing agreement with NASCAR(R).
(3) It is a company that broadcasts Winston Cup(R)Series races on television or radio under an agreement with NASCAR(R).

There are no minimum limits on the amount or percentage of total company revenue that must be derived from one of the above-described activities to qualify a company for inclusion in the Index. However, in order to minimize the risk of liquidity problems for the Fund in purchasing such otherwise eligible companies, the Adviser has determined that a company must have at least $25 million in market capitalization in order to be included in the Index. Presently, no company included in the Index has a market capitalization of less than $100 million.

Any publicly traded company that meets one of more of the criteria set forth above, and meets the minimum market capitalization requirements, is eligible for inclusion in the Index and must be included in the Index not later than the first calendar quarter after it has become eligible. The Adviser is responsible for monitoring the marketplace, identifying such eligible companies, and reporting such companies to the AMEX for inclusion in the Index. Conversely, any company in the Index that ceases to qualify under any of the above-described criteria must be removed from the Index at the end of the calendar year in which the company ceases to qualify, when the Index is rebalanced. The Adviser is responsible for monitoring the Index companies, identifying any companies that cease to qualify, and reporting such companies to the AMEX for deletion from the Index.

                               INVESTMENT ADVISER

StockCar Stocks Advisors, LLC (the "Adviser"), located at the corner of Gasoline Alley and Raceway Drive in Mooresville, North Carolina, is a limited liability company organized under the laws of the State of North Carolina. The Adviser is registered with the Securities and Exchange Commission as a registered investment Adviser. The Adviser was formed specifically to provide investment services to the Fund. It does not presently provide investment management services to any other entity or individual, although it may do so in the future.

John P. Allen II is Chief Executive Officer of the Adviser. Kim Torrence is President of the Adviser. Robert T. Carter is Portfolio Manager, and is responsible for all investment decisions relating to the Fund. Mr. Allen and Ms. Torrence are controlling partners of the Adviser, holding 40% and 20% partnership interests, respectively. Mr. Allen also serves as the President and as a Director of StockCar Stocks Mutual Fund, Inc. (the "Company"). Ms. Torrence also serves as a Director of the Company.

Mr. Carter, the Fund's portfolio manager, has over thirty-five years experience managing funds for registered investment companies and private and institutional clients. He was a senior equity and fixed-income portfolio manager for Duff & Phelps Investment Management in Chicago, Illinois from1989-1996, managing over $300 million in mutual fund, institutional and private client assets.

Prior to his tenure with Duff & Phelps, Mr. Carter managed mutual fund, institutional and pension accounts for Windmann, Siff & Co., Central National Bank and Society National Bank. Mr. Carter's financial management career dates back to 1960. Mr. Carter is a Chartered Financial Analyst and a graduate of The College of Wooster and attended the University of Chicago Graduate School of Business. Mr. Carter also provides tax and financial planning services to a limited number of individuals through McCauley Development Group, a sole proprietorship founded by Mr. Carter in 1996.

ADVISORY AGREEMENT. The Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Company to provide investment management services to the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser manages the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies, and restrictions. The Adviser receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets.

The Adviser has voluntarily agreed to waive its fees and/or assume certain expenses of the Fund, if necessary, in the event that the Fund's total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.5% of its average daily net asset value in such year. The Fund will not be liable in future years for any fee waivers or expense assumptions made by the Adviser in previous years. If the Adviser waives fees and/or assumes expenses of the Fund, such actions will have the effect of lowering the Fund's expense ratios and increasing the Fund's yield during the time in which the Adviser undertakes such actions. The Adviser may amend or terminate its agreement at any time, but will notify you in writing at least 30 days in advance of any such amendment or termination.

SERVICES AGREEMENT. The Adviser has also entered into an Operating Services Agreement with the Company (the "Services Agreement"). Under the terms of the Services Agreement, the Adviser, subject to the supervision of the Board of Directors, will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, fund share distribution, shareholder reporting, sub-accounting and record keeping services. The Services Agreement provides that the Adviser pays all fees and expenses associated with these and other functions, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders. For its services to the Fund under the Services Agreement, the Fund will pay to the Adviser on the last day of each month a fee equal to pay to the Adviser on the day of each month a fee equal to 0.66% of the average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.

The Adviser, with the consent of the Company, has entered into an Investment Company Services Agreement with Declaration Service Company to provide Transfer Agent and essentially all administrative services for the Fund.

The combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary operating expenses at 1.16% of the average daily net asset value of the Fund, excepting 12b-1 fees, brokerage, interest, taxes, litigation, and other extraordinary expenses.

Under both Agreements, the Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, placement of securities orders and related bookkeeping.

                              INVESTING IN THE FUND

Determination of Share Price
----------------------------
Shares of the Fund are offered at the public offering price for each share class of the Fund. The public offering price for No-Load Direct Class shares of the Fund is based upon the Fund's net asset value per share. Net asset value per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Directors.

The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time.

Opening and Adding To Your Account
----------------------------------
You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-800-494-2755. You may also purchase Fund shares through broker-dealers or other financial organizations. Other classes of Fund shares are also available. Contact your broker/dealer or the Fund if you would like a Prospectus for other share classes.

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares if, in the Fund's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM
INVESTMENT          TO OPEN ACCOUNT                   TO ADD TO AN ACCOUNT
----------          ---------------                   --------------------
Regular Account     $1,000                            $500
IRAs                $  500                            $100

AUTOMATIC
INVESTMENT
PLANS
----------

Regular Accounts    $1000                             $100 per month minimum
IRAs                $ 500                             $ 50 per month minimum


HOW TO INVEST       TO OPEN AN ACCOUNT                TO ADD TO ACCOUNT
-------------       ------------------                -----------------

By Mail             Complete an Account               Make your check payable to
                    Registration Form, make           StockCar Stocks Index Fund and
                    a check payable to                mail it to the address at left.
                    StockCar Stocks Index Fund
                    and mail the Form and check
                    to StockCar Stocks Mutual         Please include your account
                    Fund, Inc., c/o Declaration       number on your check.
                    Service Company, 555 North        Or use the convenient form
                    Lane Suite 6160,                  attached to your regular
                    Conshohocken,  PA  19428.         Fund statement.

                                       9

By Wire             Ask your bank to wire funds       Ask your bank to wire
                    to Account of                     immediately available funds to
                    First Union National Bank,        the location described at the
                    N.A., ABA#: --------------        left, except that the wire should
                    Credit: StockCar Stocks Mutual    purchase rather than to open
                    Fund, Inc., Acct.#: ----------    a new account.
                    Further credit: StockCar Stocks
                    Index Fund.
                    The wire should state that the    Include your name and Fund
                    purchase is to be in your         account number.
                    name(s).

                    The wire should state that you are
                    opening a new Fund account.

                    Include your name(s), address and
                    taxpayer identification number or
                    Social Security number and the
                    name of the Fund in which you are
                    purchasing shares.

                    Call 1-800-494-2755 to inform us
                    that a wire is being sent.

By                  Telephone transactions may        Call 1-800-494-2755 to make
Tele-               not be used for initial            your purchase.
Phone.              purchases
                    If you want to make
                    subsequent transactions via
                    telephone, please select this
                    service on your account
                    Registration Form.

StockCar Stocks Mutual Fund, Inc. (the "Company") wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements   After every  transaction  that  affects  your  account
                          balance or your account registration.

Financial Reports         Quarterly -- to reduce Fund expenses, only one copy of
                          the financial report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

Purchase By Mail
----------------
Your purchase order, if accompanied by payment, will be processed upon receipt by Declaration Service Company, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

The Company does not consider the U.S. Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at Declaration Service Company's Post Office Box, of purchase applications or redemption requests does not constitute receipt by the Custodian or the Fund. Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:

                Declaration Service Company
                555 North Lane, Suite 6160
                Conshohocken, PA  19428

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

By Financial Service Organization
---------------------------------
If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Telephone Purchases
-------------------
In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

Declaration Service Company, the Fund's transfer agent, employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Wire Purchases
--------------
If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Miscellaneous Purchase Information
----------------------------------
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
-------
Sale requests should be mailed via U.S. mail or overnight courier service to:

                  Declaration Service Company
                  555 North Lane, Suite 6160
                  Conshohocken, PA  19428

The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:

1.   Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4.   Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Signature Guarantees --
-----------------------
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)   if you change the ownership on your account;
(ii) when you want the redemption proceeds sent to a different address than is registered on the account;
(iii) if the proceeds are to be made payable to someone other than the account's owner(s); (iv) any redemption transmitted by federal wire transfer to your bank; and (v) if a change of address request has been received by the Company or Declaration Service Company within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $10,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

By Telephone
------------
You may redeem your shares in the Fund by calling the Transfer Agent at 1-800-494-2755 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

By Wire
-------
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. A $10 fee is charged for outgoing wires.

Redemption At The Option Of The Fund
------------------------------------
If the value of the shares in your account falls to less than $1000, the Company may notify you that, unless your account is increased to $1000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1000 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.

                              BROKERAGE ALLOCATION

Declaration Distributors, Inc. ("DDI") acts as principal underwriter for the Company. The purpose of acting as an underwriter is to facilitate the registration of the Funds' shares under state securities laws and to assist in the sale of shares. DDI is an affiliated company of the Fund's Transfer Agent, Declaration Service Company. DDI is compensated for its services to the Company under a written agreement for such services.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the S&P 500. In addition, the Fund will compare its performance to the performance of the Index.

According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

                                DISTRIBUTION FEES

The Fund has adopted a Distribution Plan (the "12B-1 Plan"), pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing expenses of up to 0.25% per annum of the Fund's average daily net assets on all of its share classes

The 12B-1 Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Adviser, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception on September 16, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has not been audited. These Financial Highlights, along with other information concerning the Fund are included in the Fund's semi-annual report, which is available without charge upon request.

                                    October 1, 1998(1)
                                    Through
                                    March 31, 1999
                                    --------------

NET ASSET VALUE-
BEGINNING OF PERIOD                 $ 15.00

INVESTMENT OPERATIONS:
Net Investment Income               $  0.02
Net Realized and
Unrealized Gain on
Investments                         $  3.58
                                    -------
Totals from Investment
Operations                          $  3.60

DISTRIBUTIONS:
From Net
Investment Income                   $  0.00
From Net Realized
Capital Gains                       $  0.00
                                    -------
Total Distributions                 $  0.00
                                    -------

NET ASSET VALUE-
END OF PERIOD                        $18.60

TOTAL RETURN                         24.00%

RATIOS/SUPPLEMENTAL DATA*
Net Assets, end of period
(in 000's)                           $1,605
Ratio of Expenses to
Average Net Assets(4,5)               1.41%2
Ratio of Net Investment
Income to Average Net
Assets                                0.47%2
Portfolio Turnover Rate              17.58%

(1)  Commencement of Operations

2.   Annualized

See notes to financial statement contained in the Fund's Semi-Annual Report.

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Fund's semi-annual report to shareholders. In the Fund's semi-annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its first six months of operations.

STATEMENT OF ADDITIONAL                            BY MAIL:
INFORMATION (SAI)
                                          StockCar Stocks Mutual Fund, Inc.
The SAI contains more detailed            c/o Declaration Service Company
Information on all aspects of the         555 North Lane, Suite 6160
Fund.  A current SAI, dated June 9,       Conshohocken, PA  19428
1999, has been filed with the SEC
and is incorporated by reference          BY PHONE:  1-800-494-2755
into (is legally a part of) this
prospectus.                               ON THE INTERNET:
                                          www.stockcarstocks.com
To request a free copy of the SAI,
or the Fund's latest semi-annual          Or you may view or obtain these
Report, please contact the Fund.          documents from the SEC.

                                          IN PERSON:  at the SEC's Public
                                          Reference Room in Washington, D.C.

                                          BY PHONE:  1-800-SEC-0330

                                          BY MAIL:  Public Reference Section,
                                          Securities and Exchange Commission,
                                          Washington, D.C.  20549-6009
                                          (duplicating fee required)

                                          ON THE INTERNET:  www.sec.gov

                           STOCKCAR STOCKS INDEX FUND
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-800-494-2755

                           Investment Company Act No.
                                    811-8791

                           STOCKCAR STOCKS INDEX FUND
                                  (the "Fund")

                  A Series of StockCar Stocks Mutual Fund, Inc.
                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28117
                                  800-494-2755

                             (Subject to Completion)

                                   PROSPECTUS
                                       FOR
                              ADVISOR CLASS SHARES

                                  JUNE 9, 1999


The Fund's primary investment objectives are growth of capital and current income. The Fund attempts to achieve its investment objectives by investing primarily in the stocks of the companies comprising the StockCar Stocks Index(TM) (the `Index"), with the goal of replicating the performance of the Index. The Index is calculated and published by the American Stock Exchange under the ticker symbol "RCE".

This Prospectus  offers Advisor Class shares of the Fund.  These shares are sold
to  the  public   through   brokers,   dealers  and  other   financial   service
organizations, and are generally subject to a front-end sales charge.

The information contained in this Prospectus is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These Securities may not be sold, and offers to buy may not be accepted, prior to the time the registration statement becomes effective in any state or jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Risk/Return Summary
Fees And Expenses.
Investment Objectives and Policies.
The StockCar Stocks Index(TM).
Investment Adviser.
Investing In The Fund
How To Sell (Redeem) Shares
Dividends and Distributions
Brokerage Allocation
Tax Considerations
General Information
Distribution Fee
Financial Highlights

                               RISK/RETURN SUMARY

Investment Objectives and Goals
-------------------------------
The Fund's investment objectives are to achieve growth of capital and current income.

Principal Investment Strategies
-------------------------------
The Fund attempts to achieve its investment objectives by investing primarily in the stocks of the companies comprising the StockCar Stocks Index(TM) (the "Index"), with the goal of replicating the performance of the Index.

The Index is a price sensitive index of companies involved in the sponsorship of or deriving income from NASCAR(R) sanctioned racing events at the Winston Cup racing level. The Index is calculated and published by the American Stock Exchange under the ticker symbol "RCE".

The Fund normally  invests at least 95% of its net assets in the common stock of
companies   listed  on  the  StockCar   Stocks   Index(TM)  (the  "Index"),   in
approximately the same percentages as each company represents in the Index.

Investment Rationale
--------------------
The Index presently is composed of 56 corporations representing a broad sector of the nation's economy. Thirty-seven companies in the Index are also listed on the S&P Composite Index of 500 Stocks(R) (the "S&P 500"). Other companies in the Index are newer companies that are experiencing, or have the potential to experience, rapid capital growth. StockCar Stocks Advisors, LLC, the Fund's Adviser, believes that because of the diversity and variety of the Index's composition, investing the Fund's net assets in Index companies to replicate the performance of the Index is an effective way to achieve the Fund's investment objectives of capital growth and current income.

Principal Risks of Investing in the Fund
----------------------------------------
Stock Market Risk. The principal risk of investing in the Fund is the risk of losses due to declines in the prices of the common stocks held by the Fund. The Fund invests primarily in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in cyclical price patterns, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time.

Diversification Risk. The Fund invests almost exclusively in the companies listed on the Index. Presently, the Index is composed of only 56 companies, and because the Fund invests in a relatively limited number of companies, the Fund may be exposed to greater risks than a fund that invests in a more diverse universe of securities.

Index Risk. There is risk involved in the Fund's investment policy of tracking the Index, due to the potential company turnover which may occur in the Index, the possible addition of companies to the Index which may not have a long operating history, and the risks inherent in the stock car auto racing industry. Further, the composition of the Index may change over time. Changes in the composition of the Index will cause the Fund to adjust its portfolio accordingly. As a result, the Fund may experience losses if it is required to sell securities to conform to the Index composition.

Small-Cap Company Risk. Some of the companies included in the Index are considered to be smaller companies. Companies with small market capitalizations can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves and lack of management depth.

Year 2000 Risks: As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers don't properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000" or "Y2K" problem. The Adviser is taking steps to address the Y2K problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

General Risks. You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. The Fund has a limited operating history, and this may pose additional risks. When you sell your Fund shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees:
-----------------
(fees paid directly from your investment)

Maximum Sales Charge (Load)                                   4.00%
Imposed On Purchases
(as a percentage of offering price)

Redemption Fee                                                None1
(as a percentage of amount redeemed, if applicable)

Annual Fund Operating Expenses:
-------------------------------
(expenses that are deducted from Fund assets)

Management Fees2                                              1.16%
Distribution (12b-1) Fees3                                    0.25%
Other Expenses4                                               0.09%
                                                              -----
Total Annual Fund Operating Expenses                          1.50%


Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  One Year          Three Years
                  --------          -----------
                   $ 547               $ 855

The maximum front-end sales charge of 4.00% of your purchase amount is included in these calculations. A redemption fee of 0.50% of net assets redeemed prior to six months is not included in these calculations. If that fee were included, your costs would be higher. IN THESE CALCULATIONS. IF THAT FEE WERE INCLUDED, YOUR COSTS WOULD BE HIGHER.

1. The Fund will charge you a redemption fee of 0.5% of the value of your redemption if you redeem your shares less than 6 months after purchasing them.
2. Management fees include a fee of 0.50% for investment advisory services and 0.66% for administrative and other services. Both fees are paid to the Fund's Adviser. The Adviser has voluntarily agreed to waive receipt of its fees and/or assume certain expenses of the Fund, if it becomes necessary, to help ensure that the Fund's expenses do not exceed 1.50% annually. The Adviser may amend or terminate this agreement at any time, but will notify you in writing at least 30 days in advance of any change.
3. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
4. Because the Fund has not yet completed its first full year of operations, these expenses are estimates.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund is a diversified mutual fund whose primary investment objectives are growth of capital and current income. The Fund seeks to achieve these objectives by investing primarily in the common stock of companies listed on the Stockcar Stocks Index(TM) (the "Index"), in approximately the same percentages as each company represents in the Index, with the goal of replicating the performance of the Index.

Under normal circumstances, the Fund invests at least 95% of its net assets in the securities of the companies comprising the Index., in approximately the same percentages as those companies represent in the Index. The Adviser will attempt to maintain a correlation coefficient of at least .95% in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance.

The Adviser will be responsible for tracking such performance, under the supervision of the Board of Directors of the Company, and the Board will take such actions as it deems appropriate in the event such correlation is not maintained.

The Adviser has determined that in order to fully replicate the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser will invest Fund assets in a representative sample of Index securities and such other permissible securities as the Adviser deems likely to most closely track Index performance. You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period.

A complete listing of the Fund's permissible investments, and particular risks and investment restrictions pertaining to such investments, is as follows;

Common  Stocks.  The Fund  may  invest  in the  common  stock  of the  companies comprising the Index. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stock of companies comprising the Index. This is a fundamental policy of the Fund, and may not be changed without a vote of the majority of the outstanding shares of the Fund.

Foreign Securities. If a foreign company is included in the Index, the Fund will invest in the common stock of that company in the form of American Depository Receipts (ADRs). ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. There is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations. Further, there is the risk of loss due to fluctuations in the value of a foreign corporation's currency relative to the U.S. dollar. Further, if a foreign issuer is a member of the Index, the Fund will be obligated to invest in such security, even though the country of the issuer's domicile might not be considered by the Adviser to be friendly or stable.

For temporary liquidity purposes only, the Fund may invest up to 25% of its assets, in the aggregate, in the following securities. The Fund will not invest in such securities for temporary or defensive purposes. You should be aware that any investment in securities not included in the Index will cause the performance of the Fund to vary from that of the Index.

Other Registered Investment Companies. The Fund may invest in securities issued by other registered investment companies ("mutual funds") to maintain liquidity. Such mutual funds may include money market funds. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in other mutual funds to the extent that such investments do not exceed 10% of the Fund's net assets and/or 3% of any one investment company's outstanding securities.

Debt Securities. The Fund may invest in U.S. Government debt securities including Treasury Bills and short term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

Cash Reserves. The Fund may, to meet liquidity needs, hold up to 25% of its net assets in cash. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds such a high percentage of cash reserves.

                          THE STOCKCAR STOCKS INDEX(TM)

The StockCar Stocks Index(TM) is an equally weighted, price sensitive Index. This means that all the companies in the Index begin each calendar year with an equal weighting in the Index, and the Index value then moves up and down based on the price movements of the companies in the Index. The companies listed on the Index are publicly traded companies that sponsor or that derive revenues from NASCAR(R) sanctioned racing events at the Winston Cup Level.

The Index is calculated and published by the American Stock Exchange ("AMEX") under the ticker symbol, "RCE". The AMEX began publishing the Index in September, 1998.

The Index was created by and is owned by the Adviser. The Adviser is responsible for selecting the companies that will be included in or deleted from the Index, based on the criteria described below, and will report such changes to the American Stock Exchange.

The Index presently is composed of 56 companies, 37 of which are also listed on the S&P 500. The companies presently listed on the Index represent ten out of the thirteen generally recognized industry sectors. Approximately 73.2% of the Index companies are Large-Cap companies (more than $5 billion in market cap), 14.3% are Mid-Cap companies ($1 to $5 billion in market cap), and 12.5% are Small-Cap companies ((less than $1 billion in market cap).

As of March 31, 1999, the following companies were listed on the Index:

                                                                    PERCENTAGE
COMPANY NAME                                TICKER SYMBOL           OF INDEX
--------------------------------------------------------------------------------
Action Performance Cos.                     ACTN                    1.58
Adolph Coors Co.                            RKY                     1.77
Anheuser Busch Cos.                         BUD                     2.15
Ashland Inc. (Valvoline)                    ASH                     1.57
BellSouth Corp.                             BLS                     1.49
Block Drug Co. (Goody's)                    BLOCA                   1.75
Caterpillar Inc.                            CAT                     1.85
CBRL Group Inc. (Cracker Barrel)            CBRL                    1.43
CBS Corp.                                   CBS                     2.31
The Clorox Co. (STP)                        CLX                     1.91
Coca Cola Co.                               KO                      1.70
Comcast Corp. (Primestar)                   CMCSK                   0.50
Cox Communications (Primestar)              COX                     0.51
Deere & Co.                                 DE                      2.16
Dover Downs Entertainment                   DVD                     2.38
DuPont de Nemours & Co.                     DD                      2.03
Eastman Kodak Co.                           EK                      1.64
Exide Corp.                                 EX                      1.27
Federal Mogul Corp.                         FMO                     1.33
Ford Motor Co.    `                         F                       1.79
Frontier Corp.                              FRO                     2.83
General Electric Co. (NBC)                  GE                      2.01
General Mills, Inc. (Cheerios)              GIS                     1.80
General Motors Corp.                        GM                      2.25
Genuine Parts Co. (NAPA)                    GPC                     1.60
Goodyear Tire & Rubber Co.                  GT                      1.83
Home Depot Inc.                             HD                      1.89
International Speedway Corp.                ISCA                    2.41
Kellogg Co.                                 K                       1.84
Kmart Corp.                                 KM                      2.03
Lowe's Companies                            LOW                     2.19
Mattel Inc.                                 MAT                     2.03
MBNA Corp.                                  KRB                     1.77
McDonald's Corp.                            MCD                     2.19
MediaOne Group, Inc. (Primestar)            UMG                     0.63
Mobil Corp.                                 MOB                     1.87
Paychex Inc.                                PAYX                    1.71
PECO Energy Co.                             PE                      2.06
Pennzoil - Quaker State Co.                 PZL                     1.55
Penske Motorsports Inc.                     SPWY                    2.45
PepsiCo Inc.                                PEP                     1.77
Philip Morris Co. (Miller Lite)             MO                      1.22
Philips Electronics                         PHG                     2.26
Procter & Gamble (Tide)                     PG                      1.99
Quaker Oats Co. (Gatorade)                  OAT                     1.94
Racing Champions                            RACN                    1.52
RJR Nabisco Holdings (Winston)              RN                      1.56

                                                                    PERCENTAGE
COMPANY NAME                                TICKER SYMBOL           OF INDEX
--------------------------------------------------------------------------------
Sara Lee Corp. (Bryan Foods)                SLE                     1.63
Sears Roebuck & Co.                         S                       1.97
Speedway Motorsports Inc.                   TRK                     2.68
TCI Satellite Entmnt. (Primestar)           TSATA                   0.21
Texaco Inc.                                 TX                      1.99
Time Warner Inc. (Cartoon Network)          TWX                     2.11
Tosco Corp. (Unocal 76)                     TOS                     1.78
UST Inc. (Skoal)                            UST                     1.39
Walt Disney Co. (ABC & ESPN)                DIS                     1.92

TOTAL                                                               100%

For the period October 1, 1998 through March 31, 1999, the cumulative total return for the Index was 20.98%. Additionally, the average dividend yield for the Index during this same period was 1.44%.

The Adviser also maintains a web site (www.stockcarstocks.com) which contains a complete listing of all the companies currently included in the Index and information concerning the construction and maintenance and performance of the Index.

INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must either be involved in the sponsorship of, or derive revenues from, NASCAR(R) (the National Association for Stock Car Auto Racing) sanctioned racing events at the Winston Cup(R) level only. NASCAR(R) is a private national association which oversees and regulates stock car racing in the United States, and sets standards and rules for such racing. The Winston Cup(R) Series is one of several NASCAR(R) racing series, and is considered to be the top level of stock car racing, due to the size of the prize moneys offered, the expense and time required of the racing teams and their sponsors, and the prestige and recognition of the racing series worldwide. There are other NASCAR(R) sanctioned racing levels, but the Adviser has determined not to include such levels in the Index because of the more frequent turnover in company involvement at such levels. Company involvement at the Winston Cup(R) level requires a substantial investment of time and money, and as a result, the companies that are involved in the sport at the Winston Cup(R) level tend to stay involved for much longer time periods.

The Adviser has determined that a company is a sponsor of NASCAR(R), and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(4) Primary Car Sponsors are those companies that are the lead sponsor for each of the approximately 45 cars that participate in the Winston Cup(R) Series. Primary Car Sponsors generally can be distinguished from other car sponsors because the Company logo will appear on the hood of the car it sponsors. A list of all Primary Race Sponsors is published annually by NASCAR(R), usually in December, for the following year's racing.
(5) Lead Race Sponsors are those companies identified each year by NASCAR(R) as the lead company sponsoring one or more of the 34 annual Winston Cup(R) series races. A list of all Lead Race Sponsors is published annually by NASCAR(R), usually in December, for the following year's racing.
(6) Major Product Sponsors are those companies that provide critical and necessary products to the approximately 45 cars and teams that participate in the Winston Cup(R) Series. The Adviser has determined that such critical and necessary products are limited to tires, gasoline and beverages for the teams.

A company will also qualify for inclusion in the Index if it derives revenues from NASCAR(R) sanctioned racing events at the Winston Cup(R) Level. The Adviser has determined that a company derives revenue from NASCAR(R), and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(4) It is a company that has an ownership interest in one or more of the race tracks that host the 34 annual Winston Cup(R) races.
(5) It is a company that produces souvenirs or memorabilia for the Winston Cup(R)Series under a licensing agreement with NASCAR(R).
(6) It is a company that broadcasts Winston Cup(R)Series races on television or radio under an agreement with NASCAR(R).

There are no minimum limits on the amount or percentage of total company revenue that must be derived from one of the above-described activities to qualify a company for inclusion in the Index. However, in order to minimize the risk of liquidity problems for the Fund in purchasing such otherwise eligible companies, the Adviser has determined that a company must have at least $25 million in market capitalization in order to be included in the Index. Presently, no company included in the Index has a market capitalization of less than $100 million.

Any publicly traded company that meets one of more of the criteria set forth above, and meets the minimum market capitalization requirements, is eligible for inclusion in the Index and must be included in the Index not later than the first calendar quarter after it has become eligible. The Adviser is responsible for monitoring the marketplace, identifying such eligible companies, and reporting such companies to the AMEX for inclusion in the Index. Conversely, any company in the Index that ceases to qualify under any of the above-described criteria must be removed from the Index at the end of the calendar year in which the company ceases to qualify, when the Index is rebalanced. The Adviser is responsible for monitoring the Index companies, identifying any companies that cease to qualify, and reporting such companies to the AMEX for deletion from the Index.

                               INVESTMENT ADVISER

StockCar Stocks Investment Advisors, LLC (the "Adviser"), located at the corner of Gasoline Alley and Raceway Drive in Mooresville, North Carolina, is a limited liability company organized under the laws of the State of North Carolina. The Adviser is registered with the Securities and Exchange Commission as a registered investment Adviser. The Adviser was formed specifically to provide investment services to the Fund. It does not presently provide investment management services to any other entity or individual, although it may do so in the future.

John P. Allen II is Chief Executive Officer of the Adviser. Kim Torrence is President of the Adviser. Robert T. Carter is Portfolio Manager, and is responsible for all investment decisions relating to the Fund. Mr. Allen and Ms. Torrence are controlling partners of the Adviser, holding 40% and 20% partnership interests, respectively. Mr. Allen also serves as the President and as a Director of StockCar Stocks Mutual Fund, Inc. (the "Company"). Ms. Torrence also serves as a Director of the Company.

Mr. Carter, the Fund's portfolio manager, has over thirty-five years experience managing funds for registered investment companies and private and institutional clients. He was a senior equity and fixed-income portfolio manager for Duff & Phelps Investment Management in Chicago, Illinois from1989-1996, managing over $300 million in mutual fund, institutional and private client assets.

Prior to his tenure with Duff & Phelps, Mr. Carter managed mutual fund, institutional and pension accounts for Windmann, Siff & Co., Central National Bank and Society National Bank. Mr. Carter's financial management career dates back to 1960. Mr. Carter is a Chartered Financial Analyst and a graduate of The College of Wooster and attended the University of Chicago Graduate School of Business. Mr. Carter also provides tax and financial planning services to a limited number of individuals through McCauley Development Group, a sole proprietorship founded by Mr. Carter in 1996.

ADVISORY AGREEMENT. The Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Company to provide investment management services to the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser manages the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies, and restrictions. The Adviser receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets.

The Adviser has voluntarily agreed to waive its fees and/or assume certain expenses of the Fund, if necessary, in the event that the Fund's total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.5% of its average daily net asset value in such year. The Fund will not be liable in future years for any fee waivers or expense assumptions made by the Adviser in previous years. If the Adviser waives fees and/or assumes expenses of the Fund, such actions will have the effect of lowering the Fund's expense ratios and increasing the Fund's yield during the time in which the Adviser undertakes such actions. The Adviser may amend or terminate its agreement at any time, but will notify you in writing at least 30 days in advance of any such amendment or termination.

SERVICES AGREEMENT. The Adviser has also entered into an Operating Services Agreement with the Company (the "Services Agreement"). Under the terms of the Services Agreement, the Adviser, subject to the supervision of the Board of Directors, will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, fund share distribution, shareholder reporting, sub-accounting and record keeping services. The Services Agreement provides that the Adviser pays all fees and expenses associated with these and other functions, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders. For its services to the Fund under the Services Agreement, the Fund will pay to the Adviser on the last day of each month a fee equal to pay to the Adviser on the day of each month a fee equal to 0.66% of the average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.

The Adviser, with the consent of the Company, has entered into an Investment Company Services Agreement with Declaration Service Company to provide Transfer Agent and essentially all administrative services for the Fund.

The combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary operating expenses at 1.16% of the average daily net asset value of the Fund, excepting 12b-1 fees, brokerage, interest, taxes, litigation, and other extraordinary expenses.

Under both Agreements, the Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, placement of securities orders and related bookkeeping.

                              INVESTING IN THE FUND

Determination of Share Price
----------------------------
Shares of the Fund are offered at the public offering price for each share class of the Fund. The public offering price for Advisor Class shares of the Fund is based upon the Fund's net asset value per share. Net asset value per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Directors. Advisor Class Shares of the Fund are sold at net asset value, plus any applicable sales charge.

The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time.

Opening and Adding To Your Account
----------------------------------
Advisor Class Fund shares are sold exclusively through broker-dealers or other financial service organizations that have entered into agreements with the Fund to sell the Fund's shares. Other classes of Fund shares are also available. Contact your broker/dealer or the Fund if you would like a Prospectus for other share classes.

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares if, in the Fund's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM
INVESTMENT            TO OPEN ACCOUNT           TO ADD TO AN ACCOUNT
----------            ---------------           --------------------

Regular Account          $1,000                         $500
IRAs                     $  500                         $100

AUTOMATIC
INVESTMENT
PLANS
----------

Regular Accounts          $1000                $100 per month minimum
IRAs                       $500                $ 50 per month minimum

ADVISOR CLASS SHARES.
Advisor Class shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your investment:

                             As a % of               Dealer Concession as a
Amount Invested            offering price          percentage of offering price
---------------            --------------          ----------------------------

$1000 to 99,999                 4.00%                         3.50%
$100,000 to 249,999             3.00%                         2.50%
$250,000 to 499,999             2.00%                         1.75%
$500,000 to 999,999             1.00%                         0.75%
$1 million and up               0.00%                         0.00%

Declaration Distributors, Inc., the Fund's Distributor, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the Distributor to sell shares of the Funds. The dealer's concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

Exemptions from Sales Charges
-----------------------------
The Fund will waive sales charges for purchases by fee-based Registered Investment Advisers for their clients, broker/dealers with wrap fee accounts, registered brokers for their own accounts, employees and employee related accounts of the Adviser, and for an organization's retirement plan that places either (i) 50 or more participants or (ii) $300,000 or more of combined participant initial assets into the Fund. For purchasers that qualify for fee waiver, shares will be purchased at net asset value.

Reduced Sales Charges
---------------------
You may qualify for a reduced sales charge by aggregating the net asset value of all your Advisor Class shares previously purchased in the Fund with the dollar amount of additional shares to be purchased. For example, if you already owned shares in the Fund with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Advisor Class shares, your sales charge on the additional purchase would be 1.00% instead of 4.00%, because you had accumulated more than $500,000 in Advisor Class Shares.

Letter of Intent
----------------
You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund(s) during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund(s) in which you have purchased shares, each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account(s) all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

StockCar Stocks Mutual Fund, Inc. (the "Company") wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements   After every  transaction  that  affects  your  account
                          balance or your account registration.

Financial Reports         Quarterly -- to reduce Fund expenses, only one copy of
                          the financial report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. When you place an order for Fund shares through your securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

By Financial Service Organization
---------------------------------
You should note that securities brokers or other financial organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. Please refer to your securities broker's or other financial organization's program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Miscellaneous Purchase Information
----------------------------------
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares by contacting your broker, dealer or other financial professional.

Redemption At The Option Of The Fund
------------------------------------
If the value of the shares in your account falls to less than $1000, the Company may notify you that, unless your account is increased to $1000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1000 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.

                              BROKERAGE ALLOCATION

Declaration Distributors, Inc. ("DDI") acts as principal underwriter for the Company. The purpose of acting as an underwriter is to facilitate the registration of the Funds' shares under state securities laws and to assist in the sale of shares. DDI is an affiliated company of the Fund's Transfer Agent, Declaration Service Company. DDI is compensated for its services to the Company under a written agreement for such services.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the S&P 500. In addition, the Fund will compare its performance to the performance of the Index.

According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

                                DISTRIBUTION FEES

The Fund has adopted a Distribution Plan (the "12B-1 Plan"), pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing expenses of up to 0.25% per annum of the Fund's average daily net assets on all of its share classes

The 12B-1 Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Adviser, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

                              FINANCIAL HIGHLIGHTS

Advisor Class Shares of the Fund were not offered prior to June 9, 1999. Accordingly, financial data for this share class is not yet available. Such information will be available as of the end of the Fund's fiscal year, September 30, 1999.

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Fund's annual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its first year of operations.

STATEMENT OF ADDITIONAL                              BY MAIL:
INFORMATION (SAI)
                                            StockCar Stocks Mutual Fund, Inc.
The SAI contains more detailed              c/o Declaration Service Company
Information on all aspects of the           555 North Lane, Suite 6160
Fund.  A current SAI, dated June 9,         Conshohocken, PA  19428
1999, has been filed with the SEC
and is incorporated by reference            BY PHONE:  1-800-494-2755
into (is legally a part of) this
prospectus.                                 ON THE INTERNET:
                                            www.stockcarstocks.com
To request a free copy of the SAI,
or the Fund's latest semi-annual            Or you may view or obtain these
Report, please contact the Fund.            documents from the SEC.

                                            IN PERSON:  at the SEC's Public
                                            Reference Room in Washington, D.C.

                                            BY PHONE:  1-800-SEC-0330

                                            BY MAIL:  Public Reference Section,
                                            Securities and Exchange Commission,
                                            Washington, D.C.  20549-6009
                                            (duplicating fee required)

                                            ON THE INTERNET:  www.sec.gov

                           STOCKCAR STOCKS INDEX FUND
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-800-494-2755

                           Investment Company Act No.
                                    811-8791

                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION

                               Dated June 9, 1999


                        STOCKCAR STOCKS MUTUAL FUND, INC.
                                256 Raceway Drive
                        Mooresville, North Carolina 28115
                                 1-800-494-2755

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of StockCar Stocks Mutual Fund, Inc., dated
June 9, 1999. You may obtain a copy of the Prospectus, free of charge, by writing to StockCar Stocks Mutual Fund, Inc, c/o The Declaration Group, 555 North Lane, Conshohocken, PA 19428 or by calling 1-800-494-2755.

                                TABLE OF CONTENTS

Management of the Fund
Investment Policies and Restrictions
Investment Adviser
Directors and Officers
Performance Information
Purchasing and Redeeming Shares
Tax Information
Portfolio Transactions
Custodian
Transfer Agent
Administration
Distributor
Independent Accountants
Financial Statements

                             MANAGEMENT OF THE FUND

The Company was incorporated in Maryland on May 18, 1998. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment Adviser and administrator. The day-to-day operations of the Fund are delegated to the Adviser. The Company's Articles of Incorporation permit the Board of Directors to issue 100,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund offers two classes of shares; No-Load Direct Shares and Advisor Class Shares. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the prospectus. This Section provides additional information concerning the Fund's investments and its investment restrictions.

The Fund is a diversified Fund, meaning that the Fund limits the amount of its assets invested in any one issuer and/or in any one industry, thereby reducing the risk of loss incurred by that issuer or industry.

The Fund normally will invest at least 95% of its total net assets in the common stock of companies listed on the StockCar Stocks Index(TM), in approximately the same percentage as each company represents in the Index. Because the Index is itself highly diverse, presently consisting of 56 companies, the Adviser does not anticipate any diversification problems resulting from the Fund's investment policy.

For liquidity purposes, the Fund may invest up to 25% of its net assets in other securities. The primary investments of the Fund are listed in the Fund's prospectus. The following are additional securities that the Fund may invest in; and, where necessary, a brief discussion of any risks unique to the particular security.

Preferred Stock. The Fund may invest in the preferred stock of the companies that comprise the Index, when the Adviser believes that such investments will help the Fund achieve its investment objective of current income without substantially and negatively affecting the Fund's investment objective of capital growth. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating. Finally, preferred stock is not included in the Index, so any investment in such stock will cause the performance of the Fund to vary from that of the index. For these reasons, the Fund will not invest more than 5% of its net assets in preferred stock.

Repurchase Agreements. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions to maintain liquidity and for temporary and defensive purposes only, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 25% of its net assets in such transactions.

Futures and Options On Equity Securities and the Index. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e. sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. Although not normally anticipated to be widely employed, the Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed ten percent (10%)of the Fund's total net assets.

Risk Factors Associated With Futures And Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a position will be minimized by entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market.

Restricted And Illiquid Securities. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, due to their lack of a ready market, the Fund will not invest in such securities in excess of the limits set forth above. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to precisely match its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

When-Issued Securities And Delayed-Delivery Transactions. The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

The complete list of the Fund's investment restrictions is as follows:

The Fund will not:

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

4. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

5. Make margin purchases or short sales of securities;

6. Invest in companies for the purpose of management or the exercise of control;

7. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements).

8. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser or Distributor.

9. Invest in oil, gas or other mineral exploration or development programs, or marketable securities of companies engaged in oil, gas or mineral exploration;

10. Purchase or sell real estate or real estate loans or real estate limited partnerships, or invest in marketable securities of companies that invest in real estate or interests in real estate.

11. Engage in the writing of put and call options, except that the Fund may write (i.e. sell) covered put and call options, and may purchase put and call options, on the equity securities of companies included in the Index and on the Index itself. The Fund may enter into these transactions so long as the value of the underlying securities on which such options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed ten percent (10%)of the Fund's total net assets.

12. Purchase warrants on securities.

13. Issue senior securities.

14. Invest in commodities or in commodities futures or options.

15. Invest more than 5% of its assets (valued at time of investment) in securities of issuers that are not included in the StockCar Stocks Index, except that the Fund may invest up to 25% of its average net assets in other securities for temporary liquidity purposes.

Restrictions 1 through 15 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

a. Invest more than 5% of its net assets (valued at the time of investment) in preferred stock;
b. Invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable;
c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization.
d. purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Funds assets (valued at time of investment) in all investment company securities purchased by the Fund;
e. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;
f. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;
g. Invest more than 25% of its net assets in any one or more of the following investments: cash, money market instruments, debt securities and/or repurchase agreements.

                               INVESTMENT ADVISER

Information on the Fund's Investment Adviser, StockCar Stocks Advisors, LLC, is set forth in the prospectus. This Section contains additional information concerning the Adviser.

The Adviser is a North Carolina Limited Liability Company, and was registered as a registered investment Adviser with the Securities and Exchange Commission in July, 1998. John P. Allen II is the Chief Executive Officer with a 40% interest in the company. Kim Torrence is President of the Adviser with a 20% interest. Robert T. Carter is Portfolio Manager. Mr Carter is principally responsible for the investment operations of the Fund.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement expires on August 15, 2000, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                             DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below. The business address of each director is:

                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28115

Name, Age, Position              Principal Occupation For the
with Fund                        Last Five Years
--------------------------------------------------------------------------------

John P. Allen, II (Age 27)*      Previously was Vice President of marketing for
Director, President of Fund,     NationsBanc Advisers, Inc. from 1994 to 1998.
                                 Chief Executive Officer of StockCar Stocks
                                 Advisors, LLC, the investment Adviser to StockCar Stocks Mutual Fund, since May, 1998.
                                 BS from Davidson College.

Kim Torrence  (Age 28)*          Previously was a broker in the direct sales
Director, Secretary of Fund,     unit of NationsBanc Investments, Inc. from
                                 1996 to 1998. President of StockCar Stocks
                                 Advisors, LLC, the investment Adviser to StockCar Stocks Mutual Fund, since May, 1998.
                                 BA from Stetson University, 1993.

Pamela Clement (Age 43)*         Partner in Piedmont Venture Partners since
Director                         1996. Previously was President, Chief
                                 Operating Officer and Director of Sovereign
                                 Advisors, co-founder, Chairman and Director of New York based Prime Asset Management
                                 Corp., and was a senior officer at Smith
                                 Barney and Lehman Brothers. She currently serves on the Board of Directors of American
                                 Aircarriers Support, Inc. (NASDAQ: AIRS) and on the boards of a number of private portfolio companies in Piedmont's venture fund including MotorTrax Interactive.
                                 MotorTrax Interactive has licensing
                                 agreements with NASCAR and dozens of top drivers, including Dale Earnhardt and Jeff
                                 Gordon, to broadcast the live conversations between drivers and crew via telephone and the Internet. Pam has over 23 years experience as a venture capitalist, Wall
                                 Street investment professional and
                                 institutional money manager

David M. Furr (Age 44)*          An attorney since 1983 practicing with Gray,
Director                         Layton, Kersh, Solomon, Sigmon, Furr & Smith,
                                 P.A. in Gastonia, North Carolina, David
                                 brings extensive NASCAR experience and
                                 connections, having represented the sale of Sports Image, Inc., owned by Dale and Teresa
                                 Earnhardt, to Action Performance Companies,
                                 Inc. (NASDAQ: ACTN). He also served as
                                 general counsel to the NASCAR licensees
                                 MotorTrax Interactive and Wave Media. David brings extensive Wall Street contacts, having assisted in the public offerings of Action
                                 Performance and Wheels Sports Group (NASDAQ:
                                 WHELE), and most recently took American
                                 Aircarriers Support, Inc. (NASDAQ: AIRS) public.

Scott R. Poole  (Age 27)         Associate with NationsBank Capital Investors
Director                         in Charlotte, NC. since 1995. Mr. Poole works
                                 in the principal investment group which
                                 provides risk capital for growth financings, buyouts, acquisitions and recapitalizations.
                                 Previously Mr. Poole was a Financial Analyst with First Union Capital Partners specializing in private equity and subordinated debt financing (1994-95).
                                 Graduated university of Virginia in 1994.

Andrew Miller  (Age 28)          President of Research Solutions, a quantitative
Director                         research and consulting firm specializing in
                                 the financial services industry since 1997.
                                 Most recently he served as an Investment and Communication Consultant at Putnam
                                 Investments in Boston (1196-97). Prior to working at Putnam Investments, Mr. Miller was employed as an Assistant Vice President of Retirement Services Marketing at NationsBanc
                                 Advisors, Inc.(1992-96)

Heather Wharton-Flynn (Age 31)   Previously worked at the New York offices of
Director                         Chase Manhattan Bank and United Bank of
                                 Switzerland in the Institutional Index Sales
                                 Departments. Ms. Wharton-Flynn also served as Vice President of marketing for NationsBanc
                                 Advisors, Inc. (1992-97). Currently is
                                 President of Pentimento, LLC in Charlotte,
                                 NC. since 1997.

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

The table below sets forth the compensation anticipated to be paid by the Corporation to each of the directors of the Corporation during the fiscal year ending September 30, 1999.

Name of Director      Compensation    Pension     Annual      Total Compensation
                      from Corp       Benefits    Benefits    Paid to Director
--------------------------------------------------------------------------------
John P. Allen II      $0.00           $0.00       $0.00       $0.00

Kim Torrence          $0.00           $0.00       $0.00       $0.00

Pamela Clement        $0.00           $0.00       $0.00       $0.00

David M. Furr         $0.00           $0.00       $0.00       $0.00

Scott R Poole         $0.00           $0.00       $0.00       $0.00

Andrew Miller         $0.00           $0.00       $0.00       $0.00

Heather Wharton       $0.00           $0.00       $0.00       $0.00
-Flynn

As of March 31, 1999, the following persons owned more than 5% of the Fund's outstanding shares. Because the Fund did not offer Advisor Class Shares prior to March 31, 1999, only No-Load Direct shareholders are included in this table.

Name & Address             Number of Fund Shares              Percentage of Fund
Of Shareholder             Owned                              Total Net Assets
--------------------------------------------------------------------------------
NONE

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Corporation's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                           [n]
Average Annual Total Return is computed as follows:  P(1+T)    = ERV

Where:    P = a hypothetical initial investment of $1000]
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period]

The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For shares redeemed prior to being held for at least six months, the redemption value is the NAV less a service fee equal to 0.50% of the NAV.

                                 TAX INFORMATION

The Fund intends to qualify as a regulated investment company under SubChapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                                    CUSTODIAN

First Union National Bank, 1345 Chestnut Street, Philadelphia PA 19101, acts as custodian for the Fund. As such, First Union holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. First Union does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

                                 TRANSFER AGENT

Declaration Services Company ("DSC") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser, dated August 15, 1998 . Under the agreement, DSC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, The Adviser shall pay Declaration Service Company an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                 ADMINISTRATION

Declaration Services Company also acts as Administrator to the Fund pursuant to a written agreement with the Company and Adviser, dated August 15, 1998. The Administrator supervises all aspects of the operations of the Fund except those performed by the Fund's investment Adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Fund's net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940

(c) preparing financial statements contained in reports to stockholders of the Fund
(d)  preparing the Fund's federal and state tax returns
(e)  preparing reports and filings with the Securities  and Exchange  Commission
(f)  preparing filings with state Blue Sky authorities
(g)  maintaining the Fund's financial accounts and records

For the services to be rendered as Administrator, The Adviser shall pay Declaration Services Company an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                   DISTRIBUTOR

Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428, acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated August 15, 1998.

                             INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker, 8 Penn Center, Philadelphia, PA have agreed to act as the Fund's independent auditors for the first fiscal year.

                               DISTRIBUTION PLANS

As noted in the Fund's Prospectus, each Share Class of the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") whereby the Fund may pay up to a maximum of 0.25% per annum of its average daily net assets of each Share Class to the Adviser, Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets attributable to each class of shares.

Pursuant to the Plans, the Adviser is entitled to a fee each month (up to the maximum of 0.25% per annum of average net assets of each share class) for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Fund. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plans also provide that to the extent that the Fund, the Adviser, or other parties on behalf of the Fund, or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Funds' Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Adviser on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Advisory Agreement with the Adviser. The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                              FINANCIAL STATEMENTS

The financial statements of the Fund are incorporated herein by reference to the semi-annual report of the Fund, dated March 31, 1999.

                                     PART C
                                OTHER INFORMATION

Item 23  Exhibits
(a)       Articles  of  Incorporation.   Incorporated  by  reference  from  pre-
          effective amendment # 2, filed on September 2, 1998
(b) Bylaws of Registrant Incorporated by reference from pre-effective amendment # 2, filed on September 2, 1998
(c)       Instruments Defining Rights of Shareholders [Not Applicable]
(d)       Investment   Advisory   Agreement-Incorporated   by   reference   from
          pre-effective amendment # 2, filed on September 2, 1998
(e) Underwriting Contracts Incorporated by reference from pre-effective amendment # 2, filed on September 2, 1998
(f)       Bonus or Profit-Sharing Contracts None [Not Applicable]
(g) Custodian Agreement Incorporated by reference from pre-effective amendment # 2, filed on September 2, 1998
(h)       Other Material Contracts
     (1)  Operating   Services   Agreement   Incorporated   by  reference   from
          pre-effective amendment # 2, filed on September 2, 1998
     (2)  Investment   Services   Agreement   Incorporated   by  reference  from
          pre-effective amendment # 2, filed on September 2, 1998
(i)       Opinion of Counsel
     (1) No-load Direct Shares Incorporated by reference from pre-effective amendment # 4, filed on September 16, 1998
     (2)  Advisor Class Shares Included as Exhibit 23(I)
(j) Other Opinions Incorporated by reference from pre-effective amendment # 2, filed on September 2, 1998
(k)       Omitted Financial Statements None [Not Applicable]
(l)       Initial   Capital   Agreements    Incorporated   by   reference   from
          pre-effective amendment # 4, filed on September 16, 1998
(m)       Rule 12b-1 Plan Included as Exhibit 23(m)
(n)       Financial Data Schedule Included as Exhibit 23(n
(o)       Rule 18f-3 Plan None [Not Applicable]

* to be filed by amendment

Item 24 Persons Controlled by or under Common Control with Registrant.
No person is directly or indirectly controlled by, or under common control with the Registrant.

Item 25 Indemnification.
Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26 Business and Other Connections of Investment Adviser.
The Adviser has no other business or other connections.

Item 27 Principal Underwriters.
Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA will be the Fund's principal underwriter.

Item 28 Location of Accounts and Records.
Declaration Services Company.
555 North Lane, Suite 6160
Conshohocken, PA

Item 29 Management Services.
Declaration Services Company.
555 North Lane, Suite 6160
Conshohocken, PA

Item 30 Undertakings.
None.

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Charlotte and State of North Carolina on the 9th day of June, 1999.

                      StockCar Stocks Mutual Fund, Inc.
                               (Registrant)

                      By: /s/ John P. Allen, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                            Title                         Date
----                            -----                         ----

/s/ Kim Torrence                Director, Secretary           June 9, 1999

/s/ Pamela Clement              Director                      June 9, 1999

/s/ David M. Furr               Director                      June 9, 1999

/s/ Scott R. Poole              Director                      June 9, 1999

/s/ Andrew Miller               Director                      June 9, 1999

/s/ Heather Wharton-            Director                      June 9, 1999
Flynn

                                  EXHIBIT INDEX

Exhibit No.                Exhibit

EX-23(i)          Opinion of Counsel
EX-23(m)          Plan of Distribution
EX-23(n)          Financial Data Schedule
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